                          THE GABELLI VALUE FUND INC.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999

                                  [GRAPHIC]

Morningstar Rated(TM) Gabelli Value Fund 5 stars overall and for the three-year period ended 9/30/99 among 3210 domestic equity funds, 5 stars for the ten-year period ended 9/30/99 among 751 domestic equity funds, and 4 stars for the five-year period ended 9/30/99 among 2010 domestic equity funds.

TO OUR SHAREHOLDERS,

     Through most of the third quarter of 1999, stocks were slowly sinking under the weight of a declining bond market, a tumbling dollar, and the prospect of more aggressive Federal Reserve monetary policy tightening. Technology stocks--the last bastion of strength in an otherwise weak market--finally cracked in the last two weeks of the quarter, sending virtually all market indices sharply lower.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 1999, The Gabelli Value Fund's (the "Fund") net asset value declined 3.32%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices declined 6.24%, 8.18% and 6.32%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 41.03% over the trailing twelve-month period. The S&P 500, Value Line Composite and Russell 2000 Indices rose 27.79%, 22.44% and 19.07%, respectively, over the same twelve-month period.

     For the ten-year period ended September 30, 1999, the Fund's total return averaged 17.47% annually versus average annual total returns of 16.80%, 12.26% and 10.93% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on September 29, 1989 through September 30, 1999, the Fund had a cumulative total return of 400.27%, which equates to an average annual total return of 17.45%.

[GRAPHIC]

WHAT WE DO

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last ten years at The Gabelli Value Fund and for over 22 years at Gabelli Asset

-------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

                                                      Quarter
                                     ------------------------------------------
                                      1st         2nd         3rd         4th         Year
                                      ---         ---         ---         ---         ----
1999:  Net Asset Value.............  $17.29      $19.58      $18.93       --          --
       Total Return................    7.5%       13.2%      (3.3)%       --          --
----------------------------------------------------------------------------------------------------
1998:  Net Asset Value.............  $16.43      $16.94      $14.71      $16.08      $16.08
       Total Return................   14.9%        3.1%      (13.2)%      19.8%       23.2%
----------------------------------------------------------------------------------------------------
1997:  Net Asset Value.............  $11.63      $14.11      $15.73      $14.30      $14.30
       Total Return................    1.0%       21.3%       11.5%        8.6%       48.2%
----------------------------------------------------------------------------------------------------
1996:  Net Asset Value.............  $12.88      $13.08      $12.63      $11.52      $11.52
       Total Return                   10.9%        1.6%      (3.4)%        0.0%        8.7%
----------------------------------------------------------------------------------------------------
1995:  Net Asset Value.............  $11.41      $11.75      $12.81      $11.61      $11.61
       Total Return................    8.8%        3.0%        9.0%        0.3%       22.5%
----------------------------------------------------------------------------------------------------
1994:  Net Asset Value.............  $11.37      $11.55      $12.43      $10.49      $10.49
       Total Return                  (6.0)%        1.6%        7.6%      (2.7)%        0.0%
----------------------------------------------------------------------------------------------------
1993:  Net Asset Value.............  $11.15      $11.93      $13.92      $12.09      $12.09
       Total Return................   10.1%        7.0%       16.7%        1.5%       39.4%
----------------------------------------------------------------------------------------------------
1992:  Net Asset Value.............  $10.40       $9.84      $10.04      $10.13      $10.13
       Total Return................    9.7%      (5.4)%        2.0%        6.4%       12.7%
----------------------------------------------------------------------------------------------------
1991:  Net Asset Value.............   $9.51       $9.50       $9.57       $9.48       $9.48
       Total Return................   11.8%      (0.1)%        0.7%        2.5%       15.3%
----------------------------------------------------------------------------------------------------
1990:  Net Asset Value.............   $9.23       $9.36       $8.19       $8.51       $8.51
       Total Return................  (2.4)%        1.4%      (12.5)%       9.0%      (5.6)%
----------------------------------------------------------------------------------------------------
1989:  Net Asset Value.............   --          --          --          $9.58       $9.58
       Total Return                   --          --          --         2.1%(b)     2.1%(b)
----------------------------------------------------------------------------------------------------


Average Annual Returns - September 30, 1999 (a)
-----------------------------------------------------
1 Year...................41.03%
      ...................33.24%(c)
5 Year...................22.74%
      ...................21.36%(c)
10 Year..................17.47%
      ...................16.81%(c)
Life of Fund (b).........17.45%
      ...................16.79%(c)


                                                                                 Dividend History
                                                              ------------------------------------------------------
                                                              Payment (ex) Date  Rate Per Share   Reinvestment Price
                                                              -----------------  --------------   ------------------
                                                              December 28, 1998      $1.490             $15.54
                                                              December 29, 1997      $2.720             $14.01
                                                              December 27, 1996      $1.110             $11.57
                                                              December 27, 1995      $1.230             $11.56
                                                              December 30, 1994      $1.600             $10.49
                                                              December 31, 1993      $2.036             $12.09
                                                              December 31, 1992      $0.553             $10.13
                                                              December 31, 1991      $0.334             $ 9.48
                                                              December 31, 1990      $0.420             $ 8.51
                                                              March 19, 1990         $0.120             $ 9.21
                                                              December 29, 1989      $0.068             $ 9.58

 (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

TOO MUCH OF A GOOD THING?

     In the third quarter of 1999, the U.S. economy continued to barrel along at a pace that investors feared would lead to higher inflation. Paced by the long anticipated recovery in Japan, Asian economies are perking up. Coupled with prospects that European economies are gaining momentum, this has spawned concern that synchronized global growth would further increase inflationary pressure here at home. All of this positive global economic news was simply too much of a good thing for the U.S. bond market, which continued to slide.

     Long term, synchronized global growth is a blessing--we should all be thinking in terms of Gross World Product ("GWP") rather than Gross Domestic Product ("GDP"). However, in the short term it may put additional pressure on the Fed to press down on the monetary brakes. Investors should view this as a dose of cod liver oil--bitter medicine, but a tonic that will improve the long term health of the economy and the stock market. Unfortunately, "Mr. Market" often does not like to take his medicine and additional Fed interest rate hikes and higher bond yields are not likely to improve his mood. So, even though third quarter corporate earnings are likely to be quite strong, price/earnings ("P/E") multiples (a function of investor psychology and interest rates) may continue to contract, sending stocks even lower. The good news in this scenario would be the return of Ben Graham's "margin of safety" to the market.

     If the domestic economy begins to decelerate in the fourth quarter and the Fed declares a monetary cease-fire, "Mr. Market" may be in a better mood. Although P/E multiples are not likely to expand, they may stabilize, allowing earnings to rally stocks. However, with equity valuations still at relatively lofty levels, advances will engender additional speculative risks.

THE DOLLAR IN LIMBO--HOW LOW CAN IT GO?

     As we write, the dollar has hit a four-year low against the yen. This is another good news/bad news situation. A cheaper dollar benefits U.S. exporters and ultimately would help reduce trade deficits, which have been running at extraordinarily high levels. It also bolsters dollar denominated earnings from the international operations of U.S. companies. However, over the short term, it actually increases dollar calculated trade deficits. Perhaps most importantly, a lower dollar is potentially inflationary, because the prices of imported products that U.S. consumers treasure will move higher. If the American consumer is willing to pay these higher prices for Toyota cars and trucks, Sony big screen televisions, and Sega video games, it will soon be reflected in the Consumer Price Index ("CPI"). This leads us to another important question...

WILL FATIGUE HIT THE AMERICAN CONSUMER?

     High employment and the "wealth effect" of a rising housing and stock market have buoyed consumer confidence. Discretionary income has risen as a result of depressed energy prices, low mortgage rates, and rising wages. If the domestic economy does slow down, consumers may become more concerned about job security. When investors receive third quarter statements from their brokers, money managers and mutual funds, they will realize that their net worth has been trimmed. Americans are paying more at the pump for gasoline and their home heating bills will be significantly higher this winter. Variable rate mortgage payments will increase and new fixed rate mortgages are higher. So, consumers will not be able to raise spending money by leveraging real estate assets--no more "take the home mortgage from $100,000 to $150,000 with the same monthly payments and pocket the difference". As aforementioned, the prices for imported goods are increasing. Will all this be enough to cause the American consumer to tighten the purse strings? Or, will a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--embolden the American consumer and keep the economic wheels moving here and abroad?

DEALS, DEALS, DEALS--A VALUE INVESTORS' BEST FRIEND

     We have discussed some of the issues likely to impact the economy and the stock market over the short term. Being investors, not clairvoyants, we have not come to any rock solid conclusions. One thing we are much more certain about that is ongoing, and perhaps accelerating, is global consolidation. As economic borders continue to be eliminated and regulatory barriers fall, bigger is better. Companies that can extend their franchises and lower their costs will be the ultimate winners in the global economic village.

     Contrary to popular opinion, the future elimination of pooling of interest accounting in mergers is not going to slow what we have coined "The Third Great Wave of Takeovers". In fact, it will accelerate the process over the next year as deals get done ahead of the accounting rules changes. Beyond 2001, different accounting rules will be no match for the powerful economic forces that are driving global consolidation. Wall Street will learn to value companies based on free cash flow--earnings before interest, taxes, depreciation, and amortization (or EBITDA), minus capital expenditures. This method is already the valuation standard for several of the industries we have followed for years, including broadcasting and cable television. Free cash flow is what any savvy business buyer looks at when evaluating an acquisition in any industry. As more deals get done in a wider range of industries, corporate managements will wean Wall Street analysts and investors from net earnings oriented valuations (price/earnings ratios) and lead them to understand that free cash flow is the best barometer of the value of a business.

THIS QUARTER'S SCORECARD

     Wireless stocks performed well this quarter as several deals in the industry helped surface value. Rogers Cantel, Telephone & Data Systems, and Telecom Italia Mobile made it to the first page of our performance list. The Federal Communications Commission's ("FCC") decision to allow broadcasters to own two television stations in the same market focused investor attention on small group broadcasters such as BHC Communications, Chris-Craft, and Gray Communications, all of which delivered attractive returns. Gold stocks Barrick Gold, Echo Bay Mines, Homestake Mining, Newmont Mining, and Placer Dome glittered this quarter as gold prices moved higher. Gaming industry holding Aztar also came up a winner.

     In general, cyclical companies struggled as investors feared that additional Fed tightening would take the starch out of the economy. Portfolio disappointments included auto parts manufacturers Modine, and Dana, and aerospace component companies Barnes Group and Fairchild. Based on valuations relative to earnings power through the economic cycle, we believe these cyclicals as well as other companies in the portfolio are outstanding values.

VIACOM AND CBS--DAN RATHER, MEET THE RUGRATS

     We are not likely to see cartoon characters on the CBS Evening News, but there is a great deal of synergy in the new Viacom/CBS. The combined company joins Time Warner, News Corp., and Disney in the pantheon of fully integrated media companies. They have content--Paramount Pictures, CBS' programming assets, and Simon & Schuster publishing--and distribution--the CBS Television Network, CBS Radio, Viacom's thriving cable networks (MTV, VH-1, and Nickelodeon), and CBS' huge outdoor advertising (billboard) business. Any advertiser looking to reach any demographic consumer segment will not have to go anywhere else. This "one stop shopping" feature for advertisers, the complete vertical integration of the company, and the ability to cross-market its own products should enhance revenues and drive down costs. In addition, CBS' Mel Karmazin is a worthy heir apparent to Viacom's energetic Chairman Sumner Redstone, thus diluting Wall Street's concern regarding the management succession question at Viacom. Both CBS' and Viacom's stock prices moved higher on the announcement of the merger, an indication that Wall Street understands that one plus one equals more than two in this combined company.

BROADCAST NEWS

     The FCC's August 1999 decision to allow duopolies--ownership of two television stations in the same market--should accelerate consolidation in the broadcast industry. Any broadcaster with a station in the top fifty markets will likely be entertaining overtures from the likes of NBC (owned by General

Electric), ABC (owned by Disney), the new CBS/Viacom, and larger independent broadcasters, such as Tribune. NBC has already purchased a 32% position in Paxson Communications. We expect to see portfolio holdings such as Gray Communications, Chris-Craft Industries, BHC Communications, and Ackerley Group receive a lot of attention in the months ahead.

WIRELESS WORKS

     About one year ago, AT&T began to set a new standard for the wireless communications industry. By piecing together a nearly seamless national network, eliminating roaming charges, and lowering prices to 20 cents per minute for calls to anywhere in the U.S., AT&T has forced other wireless providers to follow suit. The push is on for low cost national and even global wireless services. Prices throughout the industry are dropping and usage is increasing. New programs such as "calling party pays" and prepaid plans are also making wireless services more attractive. Finally, laptop computer sales continue to rise, and more data is moving over wireless systems. This further fuels demand for wireless spectrum and enhances the value of wireless assets.

     Toward the end of this quarter, we celebrated a blessed event. Telephone & Data Systems, one of our larger holdings, sold its personal communications services ("PCS") business Aerial Communications to VoiceStream Wireless. Although we like the investment prospects for PCS, TDS obtained a premium price for this business, and in the process of eliminating an asset that demanded considerable capital expenditures, improved its net earnings outlook. TDS stock made a move upward in the midst of the market declines during the last two weeks of September. In addition, this transaction should help to surface value in our other wireless communications holdings.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Chris-Craft Industries Inc. (CCN - $56.125 - NYSE), through its 80% ownership of BHC Communications (BHC - $139.50 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 59% of United Television (UTVI - $112.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. United Television recently completed the purchase of WHSW in Baltimore for $80 million. The station's call letters were changed to WUTB and the station became a UPN affiliate. UTVI also acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1998. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

Dana Corp. (DCN - $37.125 - NYSE) is one of the world's largest independent suppliers to vehicular, off-highway and industrial manufacturers and related aftermarkets. Dana produces engine, drive-train and braking components and systems. Founded in 1904 and based in Toledo, Ohio, the company operates 330 major facilities in 32 countries and employs more than 86,000 people. A significant portion of the Automotive Aftermarket Group's resources came to Dana from its acquisition of Echlin.

Liberty Media Group (LMG'A - $37.125 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $43.50 - NYSE) and are now traded on the New York Stock Exchange.

MediaOne Group Inc. (UMG - $68.3125 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology, which improves traditional cable service and enables next-generation products and services. UMG's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television provider recently agreed to be acquired by AT&T Corp. (T - $43.50 - NYSE) for $54 billion.

Navistar International Corp. (NAV - $46.50 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International(R) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International(R) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corp.

USA Networks Inc. (USAI - $38.75 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

IN CONCLUSION

     The short term outlook for the market is, as always, uncertain. Investor psychology seems to have reversed itself. Last year, investors shrugged off bad news--anemic earnings, international economic turmoil, and big losses from highly leveraged hedge funds. This year, good news--a strong U.S. economy, solid earnings, and the prospect for synchronized global growth--has investors worried. "Mr. Market" will eventually sort all of this out. In the interim, we will continue to focus on strong companies trading at discounted prices. In his currently glum mood, "Mr. Market" may remain ambivalent to value. This should only increase the appetite of business buyers aggressively seeking bargains.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                       Sincerely,

                                       /s/ MARIO J. GABELLI

                                       MARIO J. GABELLI, CFA
                                       Portfolio Manager and
                                       Chief Investment Officer

October 25, 1999

                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1999

                                      Navistar International
Viacom Inc.                           Corp.
Media General Inc.                    Chris-Craft Industries Inc.
Cablevision Systems Corp.             Liberty Media Group
Telephone & Data Systems Inc.         USA Networks Inc.
MediaOne Group Inc.                   Dana Corp.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
       SHARES                                                      VALUE
       ------                                                      ------
                        COMMON STOCKS--90.1%
                        AGRICULTURE--0.7%
         567,000        Archer-Daniels-Midland Co. ..........  $    6,910,312
                                                               --------------
                        AUTOMOTIVE--0.1%
          15,000        General Motors Corp. ................         944,062
                                                               --------------
                        AUTOMOTIVE: PARTS AND ACCESSORIES--2.9%
         620,000        Dana Corp. ..........................      23,017,500
         260,000        Modine Manufacturing Co. ............       6,061,250
          40,000        Superior Industries International
                         Inc. ...............................       1,120,000
                                                               --------------
                                                                   30,198,750
                                                               --------------
                        AVIATION: PARTS AND SERVICES--0.4%
          75,000        Barnes Group Inc. ...................       1,504,687
         265,000        Fairchild Corp., Cl. A+..............       2,716,250
                                                               --------------
                                                                    4,220,937
                                                               --------------
                        BROADCASTING--5.3%
         160,000        Ackerley Group Inc. .................       1,970,000
           2,400        BHC Communications Inc., Cl. A.......         334,800
         627,020        Chris-Craft Industries Inc.+.........      35,191,497
         165,000        Gray Communications Systems Inc., Cl.
                         B...................................       2,371,875
         122,000        Grupo Televisa SA, GDR+..............       4,872,375
         150,000        Liberty Corp. .......................       6,956,250
         277,800        Paxson Communications Corp., Cl.
                         A+..................................       3,403,050
                                                               --------------
                                                                   55,099,847
                                                               --------------
                        BUILDING AND CONSTRUCTION--0.7%
         150,000        Lone Star Industries Inc. ...........       7,481,250
                                                               --------------
                        BUSINESS SERVICES--1.8%
         160,000        Berlitz International Inc., New+.....       3,370,000
         110,369        Cendant Corp. .......................       1,959,050
          50,000        National Processing Inc.+............         450,000
         365,000        Nielsen Media Research Inc. .........      13,573,437
                                                               --------------
                                                                   19,352,487
                                                               --------------
                        CABLE--12.3%
         940,000        Cablevision Systems Corp., Cl. A+....      68,385,000
         880,000        MediaOne Group Inc. .................      60,115,000
                                                               --------------
                                                                  128,500,000
                                                               --------------
                        COMMUNICATIONS EQUIPMENT--0.3%
          37,000        Nortel Networks Corp. ...............       1,887,000
          30,000        Scientific-Atlanta Inc. .............       1,486,875
                                                               --------------
                                                                    3,373,875
                                                               --------------
                        COMPUTER SOFTWARE AND SERVICES--0.1%
         180,000        Tyler Technologies Inc. .............         798,750
                                                               --------------
                        CONSUMER PRODUCTS--3.0%
         505,000        Carter-Wallace Inc. .................       9,026,875
          16,800        Gallaher Group plc, ADR..............         456,750
         280,000        General Cigar Holdings Inc. .........       1,890,000
         168,000        General Cigar Holdings Inc., Cl. B+
                         (a).................................       1,134,000
         160,000        Hartmarx Corp.+......................         640,000
         250,000        Imasco Ltd. .........................       6,531,057

                                                                   MARKET
       SHARES                                                      VALUE
       ------                                                      ------
          10,000        National Presto Industries Inc. .....  $      386,250
         350,000        Ralston Purina Group.................       9,734,375
          41,700        Syratech Corp.+......................         458,700
          85,000        Wolverine World Wide Inc. ...........         966,875
                                                               --------------
                                                                   31,224,882
                                                               --------------
                        CONSUMER SERVICES--0.7%
         500,000        Rollins Inc. ........................       7,718,750
                                                               --------------
                        DIVERSIFIED INDUSTRIAL--1.3%
          50,000        Ampco-Pittsburgh Corp. ..............         675,000
         100,000        GenTek Inc.+.........................       1,137,500
         225,000        Katy Industries Inc. ................       2,700,000
          70,000        Lamson & Sessions Co.+...............         363,125
         100,000        Reynolds Metals Co. .................       6,037,500
          75,000        Tenneco Inc. ........................       1,275,000
         145,000        WHX Corp. ...........................       1,450,000
                                                               --------------
                                                                   13,638,125
                                                               --------------
                        ELECTRONICS--0.3%
         120,000        Watkins-Johnson Co. .................       4,027,500
                                                               --------------
                        ENERGY AND UTILITIES--2.3%
         700,000        Citizens Utilities Co., Cl. B+.......       7,918,750
          80,000        Cilcorp Inc. ........................       5,185,000
          35,000        Devon Energy Corp. ..................       1,450,312
         105,000        Florida Progress Corp. ..............       4,856,250
          40,000        Pennzoil-Quaker State Co. ...........         505,000
         156,000        Southwest Gas Corp. .................       4,202,250
                                                               --------------
                                                                   24,117,562
                                                               --------------
                        ENTERTAINMENT--16.0%
         175,000        Ascent Entertainment Group Inc.+.....       2,406,250
         150,000        GC Companies Inc.+...................       4,500,000
         880,000        Liberty Media Group, Cl. A...........      32,670,000
         790,000        USA Networks Inc.+...................      30,612,500
       2,285,000        Viacom Inc., Cl. A+..................      98,826,250
                                                               --------------
                                                                  169,015,000
                                                               --------------
                        ENVIRONMENTAL SERVICES--0.9%
         510,000        Waste Management Inc. ...............       9,817,500
                                                               --------------
                        EQUIPMENT AND SUPPLIES--6.8%
          30,000        Deere & Co. .........................       1,160,625
         210,000        Flowserve Corp. .....................       3,491,250
         130,000        Gerber Scientific Inc. ..............       2,908,750
         225,000        Hussmann International Inc. .........       3,825,000
         240,000        Mark IV Industries Inc. .............       4,740,000
         768,000        Navistar International Corp. ........      35,712,000
         240,000        Pittway Corp., Cl. A.................       7,560,000
          75,000        Sequa Corp., Cl. A+..................       4,725,000
          24,500        Sequa Corp., Cl. B+..................       1,617,000
           2,500        Smith (A.O.) Corp. ..................          75,625
           7,500        Smith (A.O.) Corp., Cl. A............         229,219
         220,000        Watts Industries Inc. ...............       4,785,000
                                                               --------------
                                                                   70,829,469
                                                               --------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
       SHARES                                                      VALUE
       ------                                                      ------
                        COMMON STOCKS (CONTINUED)
                        FINANCIAL SERVICES--1.2%
          20,000        Bank One Corp. ......................  $      696,250
          35,000        Chase Manhattan Corp. ...............       2,638,125
          12,000        Lehman Brothers Holdings Inc. .......         699,750
          40,000        Mellon Bank Corp. ...................       1,350,000
          85,000        Merrill Lynch & Co. .................       5,710,937
         110,000        Pioneer Group Inc. ..................       1,650,000
                                                               --------------
                                                                   12,745,062
                                                               --------------
                        FOOD AND BEVERAGE--3.1%
          35,000        Advantica Restaurant Group Inc.+.....         106,094
          25,000        Bestfoods Inc. ......................       1,212,500
          55,000        Celestial Seasonings Inc.+...........       1,058,750
         180,000        Corn Products International Inc. ....       5,478,750
         350,000        PepsiCo Inc. ........................      10,587,500
         105,000        Seagram Co. .........................       4,777,500
         640,000        Whitman Corp. .......................       9,120,000
                                                               --------------
                                                                   32,341,094
                                                               --------------
                        HEALTH CARE--0.8%
          85,000        American Home Products Inc. .........       3,527,500
         300,000        IVAX Corp.+ .........................       4,950,000
                                                               --------------
                                                                    8,477,500
                                                               --------------
                        HOTELS AND GAMING--3.7%
         580,000        Aztar Corp.+ ........................       5,945,000
         262,000        Gaylord Entertainment Co., Cl. A.....       7,729,000
         660,000        Hilton Hotels Corp. .................       6,517,500
       1,400,000        Ladbroke Group plc, ADR..............       4,880,454
         950,000        Mirage Resorts Inc. .................      13,359,375
                                                               --------------
                                                                   38,431,329
                                                               --------------
                        METALS AND MINING--0.6%
          15,000        Barrick Gold Corp. ..................         326,250
         500,000        Echo Bay Mines Ltd.+.................         968,750
          80,000        Homestake Mining Co. ................         735,000
          30,000        Newmont Mining Corp. ................         776,250
          55,000        Placer Dome Inc. ....................         818,125
         365,000        Royal Oak Mines Inc.+ ...............          14,917
       2,000,000        TVX Gold Inc.+ ......................       2,500,000
                                                               --------------
                                                                    6,139,292
                                                               --------------
                        PUBLISHING--10.0%
          25,000        McGraw-Hill Companies Inc. ..........       1,209,375
       1,660,000        Media General Inc., Cl. A (b)........      85,075,000
         115,000        Meredith Corp. ......................       4,175,938
         350,000        Penton Media Inc. ...................       5,687,500
         250,000        Reader's Digest Association Inc., Cl.
                         B...................................       6,593,750
          32,000        Tribune Co. .........................       1,592,000
                                                               --------------
                                                                  104,333,563
                                                               --------------
                        REAL ESTATE--1.0%
         730,000        Catellus Development Corp.+ .........       8,577,500
         130,000        Griffin Land & Nurseries Inc.+ ......       1,405,625
                                                               --------------
                                                                    9,983,125
                                                               --------------

                                                                   MARKET
       SHARES                                                      VALUE
       ------                                                      ------
                        RETAIL--2.5%
       1,200,000        AutoNation Inc.+ ....................  $   15,075,000
          15,000        Burlington Coat Factory Warehouse
                         Corp. ..............................         296,250
          40,000        Delhaize America Inc., Cl. A.........         847,500
          63,600        Ingles Markets Inc., Cl. A...........         838,725
         140,000        Lillian Vernon Corp. ................       1,750,000
         298,000        Neiman Marcus Group Inc.+ ...........       6,965,750
                                                               --------------
                                                                   25,773,225
                                                               --------------
                        SATELLITE--0.3%
         103,753        COMSAT Corp. ........................       3,073,683
         132,600        TCI Satellite Entertainment Inc., Cl.
                         A+..................................         530,400
                                                               --------------
                                                                    3,604,083
                                                               --------------
                        SPECIALTY CHEMICALS--1.5%
          25,000        Dexter Corp. ........................         932,813
         250,000        Ferro Corp. .........................       5,328,125
         100,000        General Chemical Group Inc. .........         343,750
          85,000        Monsanto Co. ........................       3,033,437
         118,000        Nalco Chemical Co. ..................       5,959,000
                                                               --------------
                                                                   15,597,125
                                                               --------------
                        TELECOMMUNICATIONS--2.5%
         172,462        Commonwealth Telephone Enterprises
                         Inc.+ ..............................       7,588,328
         100,000        RCN Corp.+ ..........................       4,100,000
         125,000        Rogers Communications Inc., Cl. B+...       2,101,563
         220,000        US West Inc. ........................      12,553,750
                                                               --------------
                                                                   26,343,641
                                                               --------------
                        WIRELESS COMMUNICATIONS--7.0%
          13,000        BCE Mobile Communications Inc.+ .....         515,938
         150,000        Rogers Cantel Mobile Communications
                         Inc., Cl. B.........................       3,553,125
         250,000        Telecom Italia Mobile SpA............       1,553,805
         760,000        Telephone & Data Systems Inc. .......      67,497,500
                                                               --------------
                                                                   73,120,368
                                                               --------------
                        TOTAL COMMON STOCKS..................     944,158,465
                                                               --------------
                        PREFERRED STOCKS--0.6%
                        PUBLISHING--0.4%
         155,500        News Corp. Ltd., ADR Preference
                         Shares..............................       4,149,906
                                                               --------------
                        SATELLITE--0.2%
         145,000        Loral Space & Communications Ltd.,
                         6.00% Cv. Pfd.......................       2,492,188
                                                               --------------
                        TOTAL PREFERRED STOCKS...............       6,642,094
                                                               --------------
   PRINCIPAL
     AMOUNT
     ------
                        U.S. GOVERNMENT OBLIGATIONS--8.7%
     $91,377,000        U.S. Treasury Bills,
                         4.42% to 4.56%++,
                         due 11/04/99 to 12/02/99............      90,745,943
                                                               --------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
                                                                   VALUE
                                                                   -----
                        TOTAL INVESTMENTS--99.4%
                         (Cost $702,722,338).................  $1,041,546,502
                        OTHER ASSETS AND
                         LIABILITIES (NET)--0.6%.............       6,035,977
                                                               --------------
                        NET ASSETS--100.0%
                         (55,329,476 shares outstanding).....  $1,047,582,479
                                                               ==============
                        NET ASSET VALUE AND REDEMPTION
                         PRICE PER SHARE.....................          $18.93
                                                                        =====
                        MAXIMUM OFFERING PRICE PER SHARE
                         ($18.93/.945, based on maximum sales
                         charge of 5.5% of the offering price
                         at September 30, 1999)..............          $20.03
                                                                        =====

      NUMBER OF                                                  UNREALIZED
      CONTRACTS                                                 DEPRECIATION
      ---------                                                 ------------
                        FUTURES CONTRACTS
      100               Short S&P 500 Index Futures
                         12/17/99............................  $      (61,102)
                                                               --------------

------------------------------

 (a)  Security fair valued as determined by the Board of Directors.
 (b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
 +   Non-income producing security.
 ++  Represents annualized yield at date of purchase.
 ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

      THE GABELLI VALUE FUND INC.
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey, Hawkins & Lynch
Gabelli Asset Management
  Inc.

Felix J. Christiana             Karl Otto Pohl
Former Senior Vice President    Former President
Dollar Dry Dock Savings Bank    Deutsche Bundesbank

Anthony J. Colavita             Anthony R. Pustorino
Attorney-at-Law                 Certified Public Accountant
Anthony J. Colavita, P.C.       Professor, Pace University
                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer
Investment Officer              Vice President and
                                Treasurer
James E. McKee
Secretary

               CUSTODIAN
 Boston Safe Deposit and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
       Willkie Farr & Gallagher

              UNDERWRITER
        Gabelli & Company Inc.

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Value Fund Inc. It is
not authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------

GAB409Q399SR

THE
GABELLI
VALUE
FUND
INC.

THIRD QUARTER REPORT
SEPTEMBER 30, 1999

[GRAPHIC]